Exhibit 99.1

Exhibit 99.1

THE DIXIE GROUP

March 29 – April 1, 2005

Forward Looking Statements

Statements in this presentation, which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other risk factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission.

General information set forth in this presentation concerning market conditions, sales data and trends in the U.S carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

Carpet and Rug Industry - $13.8 Billion (Dollars in Billions)

Broadloom

Carpet

$11.4

83%

Area Rugs

$2.4

17%

20% new residential construction, 30% commercial and 50% residential replacement

Broadloom Carpet Not Import Sensitive

Efficient scale - U. S. has approximately 50% share of world’s broadloom carpet production

Retail placement and distribution

Service

Hundreds of SKUs and numerous colors

Retailers reluctant to carry inventory

24 hr. to 48 hr. delivery expected

Labor cost content

7% to 11% of sales price

Freight cost

Carpet too bulky and heavy to ship cost effectively

Shipping cost overseas can equal or exceed labor cost

Technology

Carpet vs. Traditional Textile Industry

20 Largest Public Textile Companies in 1980

1. Burlington (1), (3)

11. Fieldcrest (1), (2), (3)

2. J. P. Stevens (1), (2), (3)

12. Reigel (2)

3. West Point (1), (3)

13. Graniteville (2)

4. Springs (1)

14. Avondale

5. Cone (3)

15. Bibb (2)

6. Cannon (2), (3)

16. Ti-Caro (2)

7. UM & M (2), (3)

17. Guilford Mills (3)

8. M. Lowenstein (2), (3)

18. Dixie Yarns (4)

9. Dan River (1), (3)

19. Shaw Industries (4)

20. Mohasco (Mohawk) (4)

10. Collins & Aikman (1)

1 – In the carpet business at one time

2 – No longer operating as a separate entity

3 – Have gone through bankruptcy

4 – Principally in floorcovering business today

Broadloom Carpet Raw Material

65% to 70% of cost of broadloom carpet is raw material

Raw material includes fiber, yarn and backing materials which are almost 100% petroleum based

Raw material prices affected by:

Changes in petroleum prices

Industry demand

Branded vs. unbranded fiber

Unbranded fiber generally used with lower-end products

Unbranded fiber self extruded

Branded fiber costs similar with all competitors

Recovery of raw material cost increases

The industry has generally been successful passing major raw material increases through to its customers

There tends to be a lag from the time costs increase until higher selling prices are fully implemented, partially due to LIFO inventories

Longer-term major fiber cost increases are opportunities to recover other cost increases and improve margins

Dixie Strategic Positioning

Grew floorcovering business from 1993 and exited textiles in 1999 – now 100% floorcovering

Eight acquisitions from 1993 Through 2000

Demise of factory-built housing ê 65%

Commitment to brands and upper-end market led to the sale of our North Georgia operations

Shaw Transaction

Sold North Georgia carpet and yarn operations to Shaw for $212 million

One-time P & L charge $16.2 million

Debt reduced $150 million

Dixie Today

Smaller, more profitable, growing company with strong balance sheet and strong brands in the upper-end

Vastly improved risk profile

Financially

Customer base

Top 20 carpet customers – 16% of total carpet sales

Top 40 carpet customers – 20% of total carpet sales

High-end business (Fabrica, Masland & Dixie Home) – carpet sales growing in 2003 and 2004

11% in 2003

26% in 2004, driven by 31% residential and 15% commercial growth

Dixie Home sales running at an annualized rate of over $60.0 million in 4th QT 2004 and expected to reach $100.0 million annualized run rate by 2006

Approximately half of the increases have been at Masland & Fabrica

FIRST QUARTER 2005

Carpet sales for the 1st 12 weeks of 2005 up VS prior year:

Residential Carpet Sales – up 18%

Commercial Carpet Sales – up 16%

Total Carpet Sales – up 17%

Operating Results

While we are looking for strong growth and a solid year, profitability comparison in the first quarter will be more difficult than the sales comparison for several reasons:

Raw material cost increases are in the process of being passed along

Last year, first quarter results were positively affect by $1.7 million of items that are not expected to repeat:

$1.0 million due to LIFO inventory liquidations

$700 thousand due to other income items

Dixie Sales by End Market

High-End

Commercial

30%

Yarn

6%

High-End

Residential

64%

Dixie’s Broadloom and Area Rug Carpet Sales Have Out Performed the U.S. Carpet Market In Recent Years

In 2002, Dixie grew at 1% while the market grew at 2.6% 2002 growth initiatives

In 2003 and 2004, Dixie grew 11% and 26%; respectively, while the carpet market grew only at an estimated 1% in 2003 and 9% for 2004.

BROADLOOM AND AREA RUG CARPET SALES

CHANGE INDEX (2001=Base year)

Indexed versus 2001

140

130

120

110

100

2001

2002

2003

2004

Dixie

Industry

2003 Sales - Industry - $13.8 Billion - Dixie - $234 Million (1.7%)

Dixie Profit Margin and Sales and Administrative Expenses as a % of Sales

40.0%

34.6%

34.1%

34.1%

35.0%

31.9%

30.0%

28.1%

25.0%

25.9%

25.3%

25.1%

20.0%

2001

2002

2003

2004

Gross Profit

Selling and Adm. Exp.

Dixie Sales Continuing Operations

($ in millions)

$292

$234

$223

$231

$18.0

$17.0

$26.0

$37.0

$274.0

$217.0

$197.0

$194.0

2004

2003

2002

2001

Carpet Sales

Yarn Sales

Dixie Operating Income

($ in millions)

$25.6

$24.1 (1)

$14.0

$2.8 (2)

2004

2003

2002

2001

(1) - Includes $3.2 million net gains from the sale of facilities and impairments.

(2) - Includes $11.4 million of impairments and charges.

Dixie Capital Structure

Debt:

Dec. 25 2004

Senior Debt

$ 48.8

Subordinated Debt

27.2

76.0

Equity

110.8

Total Capitalization

$186.8

Debt to Total Capitalization:

Senior Debt

26%

Subordinated Debt

15%

Total Debt

41%

THE DIXIE GROUP COMMON STOCK PRICE PER SHARE

Entered into agreement to sell North Georgia operations September 4, 2003. Sold North Georgia operations November 12, 2003

18.14

$18

16.5

$16

$14

11.45

$12

11.51

10.75

$10

7.51

7.75

$8

$6

3.94

$4

2.85

3.26

$2

12/27/2002

3/28/2003

6/27/2003

9/26/2003

12/26/2003

3/26/04

6/25/2004

9/25/2004

12/24/2004

3/22/2005

Dixie High-End Residential Sales

Fabrica

32%

Dixie Home

22%

Masland

46%

Residential Positioning

Goal is to be a highly profitable, high-styled supplier at the upper-end of the residential marketplace

Retailers rate the Masland and Fabrica lines as leaders in quality, service and innovation. Together, these lines have the largest market share in the > $22 price range

However, we see the $10 - $20 price range having a much larger potential market that fits Dixie’s high-end strategy

Our objective is to make Dixie Home the “go to” line in the $10 - $20 range for styling, service and quality

Residential Positioning of The Dixie Group

ESTIMATED DATA

ESTIMATED TOTAL WHOLESALE MARKET

FOR CARPETS AND RUGS:

VOLUME AND PRICE POINTS

Positioning of Dixie Brands by Price Point Segment

BROADLOOM RESIDENTIAL SALES = $7.6 Billion

TOTAL MARKET: SQUARE YARDS

OR SALES DOLLARS

Dixie Home

Masland

Fabrica

$0

$6

$14

$21

$28

$35

$42

$49

INDUSTRY

AVERAGE

PRICE/ SQ YD

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 6, 2004, Titled “KSA Assessment of Dixie’s Residential and Contract Carpet Businesses”, commissioned by The Dixie Group, Inc.

Overall, Customers Are Extremely Happy With Dixie’s Products and Service

Customers had a lot of positive things to say about both Masland and Fabrica:

“Fabrica and Masland are perceived by me and my customers as having quality, style and a great reputation.”

“My Masland and Fabrica reps are the best in the business - efficient and reliable.”

FABRICA

“Fabrica is more creative, innovative and style conscious than other brands and they have great colors.”

“Fabrica’s biggest strength is their attention to detail. They take their time to do it right.”

“Fabrica just does everything better than anyone else.”

“I get great attention from their rep. I just assume that he has less accounts to cover than reps from other mills.”

MASLAND

“Masland is known for quality, fashion, color and styling.”

“Masland is well ahead of the market on styling.”

“Samples need to be readily available and the inventory needs to be in stock…Masland is great about this.”

“Our overall service from Masland is excellent.”

Excerpt from KSA Study dated May 6, 2004, Titled “KSA Assessment of Dixie’s Residential and Contract Carpet Businesses”, commissioned by The Dixie Group, Inc.

Retailers Appreciate Dixie’s Products And Service

In the retail segment, Fabrica and Masland are rated stronger than the competition in providing high quality, innovative products, responsive customer service and fast sample turn-around time

Importance Ranking Performance Ranking

Key Functions SHAW MOHAWK MASLAND FABRICA RETAILERS

Base: Retailers

High quality products with minimal claims

6.96

6.80

8.58

9.04

9.56

On-time delivery

8.16

7.98

8.26

8.14

9.41

Responsive and helpful customer service

7.52

7.81

8.49

8.04

9.02

Offers innovative and good-looking product designs

7.37

8.49

8.49

9.02

6.92

Offers strong support from the sales force

7.18

8.04

8.06

7.39

8.83

Products are a good value for the money

8.04

6.91

6.10

8.61

8.08

Fast sample turn-around time

7.23

8.58

8.51

8.31

6.66

Has effective merchandising like displays and sample books

7.65

7.74

7.63

7.07

7.00

Favorable credit plan

7.76

6.72

6.55

6.72

7.28

Has supportive marketing, for example co-op and national advertising

7.11

5.38

5.13

6.02

6.04

Excerpt from KSA Study dated May 6, 2004, Titled “KSA Assessment of Dixie’s Residential and Contract Carpet Businesses”, commissioned by The Dixie Group, Inc.

Designers Think Fabrica And Masland Provide An Overall Strong Offering

In the designer segment, Fabrica and Masland stand out above Mohawk and Shaw in several key areas

Importance Ranking Performance Ranking

Key Functions SHAW MOHAWK MASLAND FABRICA DESIGNERS

Offers innovative and good-looking product designs

Base: Designers

7.00

8.87

9.47

9.63

7.89

Offers strong support from the sales force

6.83

9.29

9.13

9.63

8.78

On-time delivery

7.33

9.00

9.14

9.56

8.56

Responsive and helpful customer service

7.17

9.43

9.40

9.44

8.89

High quality products with minimal claims

7.33

9.27

9.47

9.40

8.78

Products are a good value for the money

8.50

8.60

7.20

9.38

8.44

Fast sample turn-around time

8.60

9.43

9.20

9.31

9.00

Has effective merchandising like displays and sample books

8.33

9.14

9.00

8.50

8.44

Favorable credit plan

5.67

6.54

7.54

7.31

6.22

Has supportive marketing, for example co-op and national advertising

5.20

6.60

5.55

5.00

6.14

Excerpt from KSA Study dated May 6, 2004, Titled “KSA Assessment of Dixie’s Residential and Contract Carpet Businesses”, commissioned by The Dixie Group, Inc.

Residential Summary

Fabrica and Masland are among the most respected brands in high-end residential carpet

Fabrica’s and Masland’s combined residential sales are estimated to be about 35% of total U.S. industry sales at $22.00 and higher

Dixie Home at $10-$20

Provides access for Dixie to a larger sector of the market

Creates an opportunity to utilize Masland’s assets, thereby reducing overall costs

Helps Dixie become more important to upper-middle & high-end customers

Excerpt from KSA Study dated May 6, 2004, Titled “KSA Assessment of Dixie’s Residential and Contract Carpet Businesses”, commissioned by The Dixie Group, Inc.

Residential Broadloom - Dixie Home

Fulfill market need for third player

Well-styled moderate to upper priced line

Leverage need by fiber suppliers for market access

Branded high-styled goods – not “me too”

Support fiber suppliers’ branded products

Limited distribution strategy attractive to retailers

Drive more volume on existing capacity at Masland/Dixie

20 Day Rolling Average - Weekly Order Entry - Dixie Home

$1,400,000

$1,200,000

$1,000,000

$800,000

$600,000

$400,000

$200,000

$0

4

1

52

40

37

34

31

28

25

22

19

43

49

46

16

13

10

7

2004

2003

2005

Masland Residential Sales

Other

4%

Furniture

4%

Retailers

46%

Builders

20%

Design/To

The Trade

26%

Masland Residential

Leading high-end brand with reputation for development of products with innovative styling, design and color

Doubling product introductions to increase market penetration

Drive more volume on existing capacity at Masland/Dixie

Fabrica Residential Sales

Other

4%

Furniture/ Dept. Stores

9%

Builders

6%

Decorators/

Design Trade

40%

Specialty

16%

Retailers

25%

Fabrica Residential

Premium high-end brand

Leader in styling/patterns/color

Consistent sales and profit growth

12 years consecutive sales growth

Over 50% profit growth since July 2000 acquisition

Masland Commercial Sales

Other

8%

Corporate

45%

Healthcare

6%

Store

Planning

14%

Hospitality

27%

Channels: Interior Design Specifier and Commercial End-User

Masland Commercial

Good and growing position with premium brand

Designer focused

Strong national account base

Strong growth from new “Energy Collection”

KSA study – identified potential opportunities

Invest in carpet tile.

Masland Contract Has Performed Higher Than the U.S. Commercial Carpet Market

1998 was a great year for Masland Contract, which grew 52% that year while the market only grew 5%

From 1999 to 2002, Masland Contract performed at about the same rate as the market

In 2003, Masland Contract grew 8% while the market declined slightly

In 2004, Masland Contract grew 15% while the market is estimated to grow approximately 9%

SPECIFIED COMMERCIAL CARPET SALES

CHANGE INDEX (1997=Base year)

200

190

180

170

Masland

Contract

160

150

Indexed versus 1997

140

130

Commercial

120

110

100

90

1997

1998

1999

2000

2001

2002

2003

2004

The Energy Line Has Contributed Significantly To This Strong Growth

The Energy line was started from the ground up in 2002 and generated over $13 million and $22 million; respectively, in sales for Masland during 2003 and 2004

Approximately half is sold through our residential sales force and the other half is sold through our commercial sales force

Introducing 5 new products in 2005

ENERGY LINE SALES

(Dollars in thousands)

$7,000

$6,500

$6,000

$5,500

$5,000

$4,500

$4,000

$3,500

$3,000

$2,500

$2,000

$1,500

$1,000

$500

$0

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

2002

2003

2004

Summary

Smaller, highly profitable, growing company with strong brands in the upper-end

Vastly improved risk profile

Financially – strong balance sheet

Customer base

Focused on internal profitable growth

35